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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 2
                                       TO
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 21, 2002

                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         DELAWARE                                   38-3214743
(STATE OR OTHER JURISDICTION           I.R.S. EMPLOYER IDENTIFICATION NUMBER)
OF INCORPORATION)

                                    000-21407
                            (COMMISSION FILE NUMBER)


1305 STEPHENSON HIGHWAY
TROY, MI                                                             48083
(ADDRESS OF PRINCIPAL                                              (ZIP CODE)
EXECUTIVE OFFICES


                                 (248) 597-5800
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On February 28, 2002 and March 14, 2002, registrant filed a Form 8-K disclosing in Item 4 thereof the termination of its relationship with its auditors, PricewaterhouseCoopers LLP ("PWC"). The termination was effectuated by a dismissal of PWC by registrant.

In the March 14, 2002 Form 8-K, registrant referenced, and included as an exhibit, PWC's March 11, 2002 letter to the Securities and Exchange Commission. In such letter, PWC stated that in addition to the events reported by registrant in its Form 8-K filed on February 28, 2002, with which it agreed, additional events should have been reported consisting of the additional material weaknesses in internal controls set forth below, of which it advised management in March 2001 in connection with its audit of registrant's financial statements for the year ended December 31, 2000, which audit has not been completed:

    1.   Failure to reconcile intercompany accounts during the year.

    2.   Lack of control over cash applications to accounts receivable.

    3. Lack of control over fixed assets in particular related to dispositions.

    4. Lack of controls over the earnings and procedures used in earnout calculations.

    5. Weak computer software applications primarily related to job costing and other production tracking systems.

    6.   Failure to follow policy on capitalized start up and software costs.

    7. Local management's inability to assume responsibility for operating results due to the numerous accounts and entries directed by corporate.

It is registrant's position, however, that what it received from PWC in March 2001, consisting of an incomplete draft entitled "Lason - Board of Directors Meeting, March 26, 2001, Preliminary 2000 Audit Findings" and which set forth the above matters, was never discussed or followed up with management or presented to registrant in final form, and did not and does not constitute "the accountant having advised the registrant" as contemplated by Rule 304 (a)(1)(v) of Regulation S-K, notwithstanding the disclosure of such matters herein.

Registrant has included as an exhibit hereto a letter from PWC in which PWC agrees with the disclosures in the first two paragraphs hereof and acknowledges that registrant has taken the position set forth in the third paragraph hereof.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                (c) Exhibits

         16 Letter dated April 24, 2002 from PricewaterhouseCoopers LLP regarding change in certifying accountant.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2002             LASON, INC.
                                  (REGISTRANT)


                                  By: /s/ Ronald D. Risher
                                  --------------------------------------
                                  Ronald D. Risher,  President and CEO


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                                  EXHIBIT INDEX

Exhibit:                              Description:

16 Letter dated April 24, 2002 from PricewaterhouseCoopers LLP regarding change in certifying accountant.